UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2021

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

983 University Avenue, Bldg. B

Los Gatos, California 95032

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 15, 2021, Aridis Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to offer, issue and sell to the Purchasers, in a registered direct offering, an aggregate of 1,037,405 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”) for aggregate gross proceeds to the Company of approximately $7.0 million, before deducting estimated offering expenses payable by the Company.

The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on September 3, 2019, and was declared effective on September 5, 2019 (File No. 333-233601) (the “Registration Statement”).

In addition, the Company is issuing 124,789 shares of unregistered Common Stock to the investors in the Company’s October 2020 offering pursuant to Section 4(v) of the Securities Purchase Agreement dated October 13, 2020 between the Company and the purchasers identified on the signature pages thereto, as amended on February 25, 2021 (the “Anti-Dilution Shares”).

The closing of the offering described above is subject to satisfaction of specified customary closing conditions.

The foregoing summary of the offering, the securities to be issued in connection therewith and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents.  A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

Please see the disclosure regarding the Anti-Dilution Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Securities Purchase Agreement, dated March 15, 2021, by and between Aridis Pharmaceuticals, Inc. and the Purchasers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2021	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer

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